UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)   April 22, 2004
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                          FRANKLIN LAKE RESOURCES INC.
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           (Exact name of small business as specified in its charter)



                 Nevada                      0-21812          52-2352724
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    (State or other jurisdiction of       (Commission        (IRS Employer
     incorporation or organization)        File Number)    Identification No.)



          11400 West Olympic Boulevard Suite 200, Los Angeles, CA 90064
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                    (Address of principal executive offices)



                                 (650) 588-0425
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                         (Registrant's telephone number)



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          (Former name or former address, if changed since last report)

ITEM 7  -  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

     None.


Exhibits


     Ex. 99 - Press Release date April 14, 2004

ITEM 9  -  REGULATION FD DISCLOSURE

     On April 23, 2004 Franklin Lake Resources Inc. issued a press release announcing the scheduling of its annual meeting of shareholders, the appointment of a new auditor,and other matters. A copy of the press release is furnished as
Exhibit 99 to this Current Report, and is incorporated herein by reference.
Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  FRANKLIN LAKE RESOURCES INC.


Dated:  April 22, 2004                            /s/ Gregory Ofiesh
                                                  --------------------------
                                                  Fr. Gregory Ofiesh
                                                  President, CEO